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CHASE MANHATTAN RV OWNER TRUST 1997-A

 MONTHLY  SERVICER'S  REPORT



                                              Settlement Date         12/31/97
                                              Determination Date       1/12/98
                                              Distribution Date        1/15/98



I.       All Payments on the Contract                                                                            23,597,487.92
II.      All Liquidation Proceeds on the Contract with respect to Principal                                         289,522.24
III.     Repurchased Contracts                                                                                            0.00
IV.     Investment Earnings on Collection Account                                                                         0.00
V.      Servicer Monthly Advances                                                                                   509,056.49
VI.     Distribution from the Reserve Account                                                                             0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                         341,915.98
VIII.   Transfers to the Pay-Ahead Account                                                                      #########

IX.     Less:  Investment Earnings distributions                                                                         0.00
          (a)  To Sellers with respect to the Collection Account                                                         0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                    #########



DISTRIBUTION AMOUNTS                                                     Cost per $1000
1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
      (b)  Class A-1 Note Principal Distribution                                                       0.00
             Aggregate Class A-1 Note Distribution                         0.00000000                                     0.00

2.   (a)  Class A-2 Note Interest Distribution                                                   551,346.40
      (b)  Class A-2 Note Principal Distribution                                             #########
            Aggregate Class A-2 Note Distribution                         150.83473975                           17,949,334.03

3.   (a)  Class A-3 Note Interest Distribution                                                   557,372.50
      (b)  Class A-3 Note Principal Distribution                                                       0.00
            Aggregate Class A-3 Note Distribution                          4.93250000                               557,372.50

4.   (a)  Class A-4 Note Interest Distribution                                                   366,216.67
      (b)  Class A-4 Note Principal Distribution                                                       0.00
           Aggregate Class A-4 Note Distribution                           5.01666667                               366,216.67

5.   (a)  Class A-5 Note Interest Distribution                                                   665,500.00
      (b)  Class A-5 Note Principal Distribution                                                       0.00
            Aggregate Class A-5 Note Distribution                          5.04166667                               665,500.00

6.   (a)  Class A-6 Note Interest Distribution                                                   449,533.33
      (b)  Class A-6 Note Principal Distribution                                                       0.00
            Aggregate Class A-6 Note Distribution                          5.10833333                               449,533.33

7.   (a)  Class A-7 Note Interest Distribution                                                   291,650.00
      (b)  Class A-7 Note Principal Distribution                                                       0.00
            Aggregate Class A-7 Note Distribution                          5.11666667                               291,650.00

8.   (a)  Class A-8 Note Interest Distribution                                                   441,291.67
      (b)  Class A-8 Note Principal Distribution                                                       0.00
            Aggregate Class A-8 Note Distribution                          5.19166667                               441,291.67

9.   (a)  Class A-9 Note Interest Distribution                                                   321,266.67
      (b)  Class A-9 Note Principal Distribution                                                       0.00
            Aggregate Class A-9 Note Distribution                          5.26666667                               321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                   345,041.67
      (b)  Class A-10 Note Principal Distribution                                                      0.00
            Aggregate Class A-10 Note Distribution                         5.30833333                               345,041.67

11. (a)  Class B Certificate Interest Distribution                                               244,679.31
      (b)  Class B Certificate Principal Distribution                                                  0.00
            Aggregate Class B Certificate Distribution                     5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                        346,647.22
       (b)  Reimbursement of prior Monthly Advances                                              540,816.11
               Total Servicer Payment                                                                               887,463.33

13.  Deposits to the Reserve Account                                                                            #########

Total Distribution Amount                                                                                       $24,220,939.01

Reserve Account distributions:

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                            218,313.98
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections               1,483,275.87
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                        53,973.80
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)            366,710.50
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                             $2,122,274.14


           INTEREST

1.   Current Interest Requirement
        (a) Class A-1 Notes   5.598%                                                                   0.00
        (b) Class A-2 Notes   5.852%                                                             551,346.40
        (c) Class A-3 Notes   5.919%                                                             557,372.50
        (d) Class A-4 Notes   6.020%                                                             366,216.67
        (e) Class A-5 Notes   6.050%                                                             665,500.00
        (f) Class A-6 Notes   6.130%                                                             449,533.33
       (g) Class A-7 Notes    6.140%                                                             291,650.00
       (h) Class A-8 Notes    6.230%                                                             441,291.67
        (i) Class A-9 Notes   6.320%                                                             321,266.67
        (j) Class A-10 Notes  6.370%                                                             345,041.67
                     Aggregate Interest on Notes                                                                #########
        (k) Class B Certificat6.540%                                                                                244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                            0.00
        (b) Class A-2 Notes                                                                            0.00
        (c) Class A-3 Notes                                                                            0.00
        (d) Class A-4 Notes                                                                            0.00
        (e) Class A-5 Notes                                                                            0.00
        (f) Class A-6 Notes                                                                            0.00
       (g) Class A-7 Notes                                                                             0.00
       (h) Class A-8 Notes                                                                             0.00
        (i) Class A-9 Notes                                                                            0.00
        (j) Class A-10 Notes                                                                           0.00
        (k) Class B Certificates                                                                       0.00

3.   Total Distribution of Interest                                      Cost per $1000
        (a) Class A-1 Notes                                                0.00000000                  0.00
        (b) Class A-2 Notes                                                4.63316303            551,346.40
        (c) Class A-3 Notes                                                4.93250000            557,372.50
        (d) Class A-4 Notes                                                5.01666667            366,216.67
        (e) Class A-5 Notes                                                5.04166667            665,500.00
        (f) Class A-6 Notes                                                5.10833333            449,533.33
       (g) Class A-7 Notes                                                 5.11666667            291,650.00
       (h) Class A-8 Notes                                                 5.19166667            441,291.67
        (i) Class A-9 Notes                                                5.26666667            321,266.67
        (j) Class A-10 Notes                                               5.30833333            345,041.67
                     Total Aggregate Interest on Notes                                                          #########
        (k) Class B Certificates                                           5.45000000                               244,679.31



          PRINCIPAL
                                                                        No. of Contracts
1.   Amount of Stated Principal Collected                                                      6,242,478.93
2.   Amount of Principal Prepayment Collected                                 442            #########
3.   Amount of Liquidated Contract                                             16                493,673.07
4.   Amount of Repurchased Contract                                            0                       0.00

       Total Formula Principal Distribution Amount                                                              #########

5.   Principal Balance before giving effect to Principal Distribution                       Pool Factor
        (a) Class A-1 Notes                                                                  0.0000000                    0.00
        (b) Class A-2 Notes                                                                  0.9500676          #########
        (c) Class A-3 Notes                                                                  1.0000000          #########
        (d) Class A-4 Notes                                                                  1.0000000          #########
        (e) Class A-5 Notes                                                                  1.0000000          #########
        (f) Class A-6 Notes                                                                  1.0000000          #########
       (g) Class A-7 Notes                                                                   1.0000000          #########
       (h) Class A-8 Notes                                                                   1.0000000          #########
        (i) Class A-9 Notes                                                                  1.0000000          #########
        (j) Class A-10 Notes                                                                 1.0000000          #########
        (k) Class B Certificates                                                             1.0000000          #########

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                               0.00
        (b) Class A-2 Notes                                                                                               0.00
        (c) Class A-3 Notes                                                                                               0.00
        (d) Class A-4 Notes                                                                                               0.00
        (e) Class A-5 Notes                                                                                               0.00
        (f) Class A-6 Notes                                                                                               0.00
       (g) Class A-7 Notes                                                                                                0.00
       (h) Class A-8 Notes                                                                                                0.00
        (i) Class A-9 Notes                                                                                               0.00
        (j) Class A-10 Notes                                                                                              0.00
        (k) Class B Certificates                                                                                          0.00

7.   Principal Distribution                                              Cost per $1000
        (a) Class A-1 Notes                                                0.00000000                                     0.00
        (b) Class A-2 Notes                                               146.20157672                           17,397,987.63
        (c) Class A-3 Notes                                                0.00000000                                     0.00
        (d) Class A-4 Notes                                                0.00000000                                     0.00
        (e) Class A-5 Notes                                                0.00000000                                     0.00
        (f) Class A-6 Notes                                                0.00000000                                     0.00
       (g) Class A-7 Notes                                                 0.00000000                                     0.00
       (h) Class A-8 Notes                                                 0.00000000                                     0.00
        (i) Class A-9 Notes                                                0.00000000                                     0.00
        (j) Class A-10 Notes                                               0.00000000                                     0.00
        (k) Class B Certificates                                           0.00000000                                     0.00

8.   Principal Balance after giving effect to Principal Distribution                        Pool Factor
        (a) Class A-1 Notes                                                                  0.0000000                    0.00
        (b) Class A-2 Notes                                                                  0.8038660          #########
        (c) Class A-3 Notes                                                                  1.0000000          #########
        (d) Class A-4 Notes                                                                  1.0000000          #########
        (e) Class A-5 Notes                                                                  1.0000000          #########
        (f) Class A-6 Notes                                                                  1.0000000          #########
       (g) Class A-7 Notes                                                                   1.0000000          #########
       (h) Class A-8 Notes                                                                   1.0000000          #########
        (i) Class A-9 Notes                                                                  1.0000000          #########
        (j) Class A-10 Notes                                                                 1.0000000          #########
        (k) Class B Certificates                                                             1.0000000          #########



          POOL  DATA                                                                         Aggregate
                                                                        No. of Contracts Principal Balance
1.   Pool Stated Principal Balance as o12/31/97                              26,324       814,555,343.03

2.   Delinquency Information                                                                                   % Delinquent
              (a) 31-59 Days                                                  320              9,039,326.43      1.110%
              (b) 60-89 Days                                                   94            #########           0.315%
              (c) 90-119 Days                                                  55            #########           0.251%
              (d) 120 Days +                                                   60            #########           0.238%


3.   Contracts Repossessed during the Due Period                               6                 188,748.10

4.   Current Repossession Inventory                                            15                625,144.81

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables              16                493,673.07
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                               289,522.24
       Total Aggregate Net Losses for the preceding Collection Period                                               204,150.83

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                  261,633.92

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)         21                                   261,633.92

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                        9.289%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                          127.068



       TRIGGER ANALYSIS

1.  (a)  Average Delinquency Percentage                      0.545%
     (b)  Delinquency Percentage Trigger in effect ?                           NO

2.  (a)  Average Net Loss Ratio                              0.132%
     (b)  Net Loss Ratio Trigger in effect ?                                   NO
     (c)  Net Loss Ratio (using ending Pool Balance)         0.135%

3.  (a)  Servicer Replacement Percentage                     0.123%
     (b)  Servicer Replacement Trigger in effect ?                             NO



        MISCELLANEOUS

1.   Monthly Servicing Fees                                                                                         346,647.22

2.   Servicer Advances                                                                                              509,056.49

3.   (a)  Opening Balance of the Reserve Account                                                                #########
      (b)  Deposits to the Reserve Account                                                   #########
      (c)  Investment Earnings in the Reserve Account                                            72,724.55
      (d)  Distribution from the Reserve Account                                             #########
      (e)  Ending Balance of the Reserve Account                                                                #########

4.   Specified Reserve Account Balance                                                                          #########

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                  785,836.60
      (b)  Deposits to the Pay-Ahead Account from the Collection Account                         517,043.62
      (c)  Investment Earnings in the Pay-Ahead Account                                                0.00
      (d)  Transfers from the Pay-Ahead Account to the Collection Account                    #########
      (e)  Ending Balance in the Pay-Ahead Account                                                                  960,964.24
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